Supplement to the Prospectuses and Statement of Additional Information

CREDIT SUISSE INSTITUTIONAL MONEY MARKET FUND, INC. –
GOVERNMENT PORTFOLIO AND PRIME PORTFOLIO

The following information supersedes certain information in the Portfolios' Prospectuses and Statement of Additional Information.

Commencing December 29, 2008, the Portfolios will cease pricing their shares at 5:00 p.m. EST, but will continue to price at noon and 4:00 p.m. As a result, purchase, exchange or redemption orders must be received before 4:00 p.m. EST in order for the order to be processed on the day the order is received. Orders received after 4:00 p.m. will be executed on the next business day at the net asset value determined at 12:00 noon EST. Since purchase orders received after 4:00 p.m. will not be given effect, investors placing orders after that time will not earn a dividend on the day the order is received.

All references in the Prospectus and Statement of Additional Information to the 5:00 pm. pricing should be disregarded.

Since, as previously announced, the Portfolios closed to new investors on December 22, 2008, the elimination of the 5:00 p.m. pricing will only apply to current investors.

Dated: December 22, 2008	16-1208 MMGP-PRO-A MMGP-PRO-B MMGP-PRO-C MMPP-PRO-A MMPP-PRO-B MMPP-PRO-C 2008-019